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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): AUGUST 18, 2005


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               033-78954                                52-1862719
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

             On August 18, 2005, Williams Scotsman International, Inc.'s subsidiary, Williams Scotsman, Inc., issued a press release announcing that it is amending its previously announced tender offer and consent solicitation for any and all of its outstanding 9 7/8% Senior Notes due 2007 (the "9 7/8% Notes") and for any and all of its outstanding 10% Senior Secured Notes due 2008 (the "10% Notes", together with the 9 7/8% Notes, the "Notes") by (i) extending the consent date to 5:00 P.M., New York City time, on August 31, 2005, unless further extended or terminated; (ii) extending the expiration date to 5:00 P.M., New York City time, on September 29, 2005, unless further extended or terminated and (iii) revising the tender offer consideration from $1,081.68 to $1,075.22 for each $1,000 principal amount of 10% Notes tendered and accepted for payment pursuant to the tender offer. The total consideration and the tender offer consideration for the 9 7/8% Senior Notes will not be affected. In addition, Williams Scotsman, Inc. has amended the tender offer and consent solicitation to grant the holders of the Notes the right (i) to withdraw the validly tendered Notes effective on August 19, 2005, which right will expire on the new consent date and (ii) to withdraw the validly tendered Notes effective after October 3, 2005 if the company extends the expiration date of the tender offer and consent solicitation beyond October 3, 2005. The Press Release is attached hereto as
Exhibit 99.1 and is incorporated by reference into this filing.


Item 9.01.   Financial Statements and Exhibits.

(c)          Exhibits

EXHIBIT
NUMBER                               DESCRIPTION
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  99.1       Press Release issued on August 18, 2005



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2005


                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.


                                       By: /s/ Robert C. Singer
                                           ---------------------------------
                                           Name:   Robert C. Singer
                                           Title:  Executive Vice President
                                                   and Chief Financial Officer





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                TITLE
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  99.1       Exhibit 99.1 Press Release issued on August 18, 2005